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                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-2




Section 7.3 Indenture                   Distribution Date:             8/16/2004
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(i)     Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,855,466.67
            Class B Note Interest Requirement                        174,222.22
            Class C Note Interest Requirement                        270,200.00
                      Total                                        2,299,888.89

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.26222
            Class B Note Interest Requirement                           1.42222
            Class C Note Interest Requirement                           1.71556

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,470,000,000
            Class B Note Principal Balance                          122,500,000
            Class C Note Principal Balance                          157,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            17,500,000.00

(v)     Required Owner Trust Spread Account Amount                 17,500,000.00



                                             By:
                                                           ---------------------

                                             Name:         Patricia M. Garvey
                                             Title:        Vice President